Prospectus Supplement - Oct. 15, 1999*



Strategist Growth and Income Fund, Inc.
         Strategist Balanced Fund  (Nov. 27, 1998) S-6122 D (11/98)



The following is added to the end of the first paragraph of the "Investment policies and risks" section for Balanced Portfolio:


The Fund will utilize derivative instruments and when-issued securities to produce incremental earnings, to hedge existing positions and to increase flexibility. The Fund's potential losses from the use of these instruments could extend beyond its initial investment.























S-6122- 41  A (10/99)
*Valid until next prospectus update

Destroy  Nov. 29, 1999